UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      001-10435                06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

      ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                    06890
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On April 23, 2008, the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") appointed Michael O. Fifer President of the Company. Michael Fifer joined the Company as Chief Executive Officer on September 25, 2006 and was appointed to the Board of Directors on October 20, 2006. Prior to joining the Company, Michael Fifer held a variety of executive management positions in companies serving consumer, technology and industrial markets. Mr. Fifer also served as a submarine officer after graduating from the U.S. Naval Academy.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.


                                       By:  /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Treasurer and Chief Financial
                                                   Officer

Dated:  April 30, 2008


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